ELFUN FUNDS

Elfun Income Fund

Supplement dated February 6, 2013

To the Statutory Prospectus dated April 30, 2012

as supplemented on May 29, 2012

and

Summary Prospectus dated April 30, 2012

Effective February 6, 2013, the Elfun Funds statutory prospectus dated April 30, 2012, as supplemented, (the “Prospectus”) and Elfun Income Fund summary prospectus dated April 30, 2012 (the “Summary Prospectus”) are revised as follows:

Elfun Income Fund

On page 12 of the Prospectus and on page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
William M. Healey	15 years	Senior Vice President and Chief Investment Officer – Core Fixed Income
Mark H. Johnson	4 years	Senior Vice President and Chief Investment Officer – Insurance and Long Duration
Vita Marie Pike	6 years	Senior Vice President and Chief Investment Officer – Fixed Income Risk Assets

On page 41 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Portfolio Managers,” the paragraph entitled “Elfun Income Fund” is deleted in its entirety and replaced with the following:

The Elfun Income Fund is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

On page 41 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Portfolio Managers,” the biography of Paul M. Colonna is deleted in its entirety.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.